                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            STELAX INDUSTRIES LTD
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                             STELAX INDUSTRIES LTD.

                        #1710-1177 West Hastings Street
                        Vancouver, B.C. Canada, V6E 2L3

                NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 12, 1997

To the Holders of Common Stock of

         STELAX INDUSTRIES LTD.:

         Notice is hereby given that the Annual General Meeting of Stockholders of Stelax Industries Ltd., a British Columbia corporation (the "Company"), will be held at Harvey Hotel, 14315 Midway Road, Dallas, Texas on Friday, December 12, 1997 at 10:00 a.m. (local time), for the following purposes:

         (1) To elect three persons to serve as directors of the Company until the 1998 Annual General Meeting of Stockholders or until their successors are duly elected and qualified.

         (2) To act upon a proposal to ratify the appointment of independent public accountants.

         (3) To transact any other proper business brought before the meeting or any adjournments or postponements thereof.

                 The Board of Directors has fixed October 31, 1997, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company's offices at #1710-1177 West Hastings Street, Vancouver, British Columbia, V6E 2L3 for 21 days prior to the meeting and will be open to the examination of any stockholder during ordinary business hours of the Company.

         Please advise the Company's transfer agent, Signature Stock Transfer, Inc., 14675 Midway Road, Suite 221, Dallas, Texas 75244 of any change in your address.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ HARMON S. HARDY, JR.,
                                        -------------------------
                                        Harmon S. Hardy, Jr.,
                                        Secretary

Dallas, Texas
November 10, 1997

                             STELAX INDUSTRIES LTD.

                        #1710-1177 West Hastings Street
                        Vancouver, B.C. Canada, V6E 2L3

                                  ------------

                                PROXY STATEMENT

                               -----------------

                              PROXY STATEMENT FOR
                     ANNUAL GENERAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 12, 1997

        The accompanying proxy, which has been mailed together with the Notice of Annual General Meeting and this Proxy Statement to stockholders on or about November 10, 1997, is solicited by management and the Board of Directors of Stelax Industries Ltd. (the "Company") in connection with the Annual General Meeting of Stockholders to be held at the Harvey Hotel, 14315 Midway Road, Dallas, Texas on December 12, 1997 at 10:00 a.m., local time. The proxy may be revoked by the stockholder at any time prior to its exercise by executing and returning a proxy bearing a later day, by giving written notice of revocation to the Secretary of the Company, or by attending the meeting and voting in person.

        As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the meeting include: (i) the election to the Board of Directors of three directors to serve as directors until the 1998 Annual General Meeting of Stockholders or until their successors are duly elected and qualified and (ii) the ratification of the appointment of independent public accountants. No director or officer of the Company has any interest in the matters to be acted upon at the meeting.

        All properly executed, unrevoked proxies received before the meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted FOR the election as directors of the nominees named in this Proxy Statement and FOR the ratification of Deloitte & Touche as independent public accountants of the Company, and in the discretion of persons named in the proxy with respect to any other business which may properly come before the meeting. Votes will be tabulated by inspectors of election appointed by the Company. An abstention from voting on a proposal will be tabulated as a vote withheld on the proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

        The close of business on October 31, 1997 has been set as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. Holders of the common stock are entitled to one vote per share on all matters which come before the meeting.

        On the record date, there were outstanding and entitled to vote 31,869,285 shares of common stock. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of October 15, 1997, the number and percentage of outstanding shares of common stock beneficially owned by (i) each person known by the Company to be a beneficial owner of more than 5% of the Company's common stock, (ii) each of the executive officers of the Company,
(iii) each director of the Company, and (iv) all officers and directors as a group.

                                                        Shares of
                                                       Common Stock
                 Names and Address                     Beneficially                  Percentage
                 of Beneficial Owner(1)                   Owned                       of Class
                 -------------------                   -----------                   ----------
                 Harmon S. Hardy, Jr.                   4,652,700(2)                   13.77%
                 4004 Belt Line Road
                 #107
                 Dallas, Texas  75244


                 Ruben Grubner                           50,000(3)                        *


                 William D. Alexander                    100,000(4)                       *


                 All officers and directors            4,802,700(234)                  14.15%
                 as a group (3 persons)

                 *  Represents less than one percent

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Includes options to purchase 1,572,000 shares.

(3) Includes options to purchase 50,000 shares of common stock.

(4) Includes options to purchase 100,000 shares of common  stock.

                             ELECTION OF DIRECTORS

        Three directors are to be elected at the Annual General Meeting, to hold office until the next annual general meeting or until their successors have been elected and qualified, or they have sooner resigned or been removed. The Board of Directors proposes the election of the persons listed below, all of whom are currently directors. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director; however, if that should occur, the proxies will be voted for the election of such other person or persons as are nominated by the board of directors, unless the board reduces the number of directors. The three nominees for director receiving a majority of the votes cast at the Annual General Meeting in person or by proxy shall be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

        The following table sets forth certain information as to the nominees for director.

Name and Age                  Position                  Served In Office Since
------------                  --------                  ----------------------
Harmon S. Hardy, 68        Chairman of the Board,                1987
                           President and Secretary


Ruben Grubner, 41          Director                              1995


William D. Alexander, 48   Director                              1996


Harmon S. Hardy has been the President of the Company since its inception in May, 1987. Additionally, Mr. Hardy is Chairman of Austin Friars Securities Limited, a London-based investment banking firm, and is Chairman and President of various other entities. Mr. Hardy devotes a substantial portion of his time to the matters and business of the Company.

Ruben Grubner has been President of Altec Travel, a travel service firm in Vancouver, B.C., Canada since 1978.

William D. Alexander has been a Vice-President since 1987 with Bank of Nova Scotia in Toronto, Canada.

        Directors did not receive any compensation, other than reimbursement of direct expenses, for services rendered as a director during the year ended March 31, 1997.

        The Company does not have a standing audit, nominating or compensation committee or any committee performing similar functions. The Company held one board meeting during the year ended March 31, 1997. All other actions at the board level were taken by unanimous consent.

                                   MANAGEMENT

        The sole officer of the Company as of October 15, 1997 is Harmon S. Hardy, Jr., President and Secretary. See "Election of Directors" above for biographical information regarding Mr. Hardy.


                             EXECUTIVE COMPENSATION

        The following table sets forth information with respect to the compensation to the Company's chief executive officer at March 31, 1997 for services rendered during the fiscal years ended March 31, 1997, 1996 and 1995. No officer of the Company received compensation during the fiscal year ended March 31, 1997 in excess of $100,000.

                                                Annual Compensation(1)
                                                ----------------------

                                                                                        Stock Options      All Other
             Name                 Year         Salary           Bonus        Other        (Shares)        Compensation
             ----                 ----         ------           -----        -----        --------        ------------
 HARMON S. HARDY,               1997       $      72,000          ----        ----         ----           $  ----
 Chairman of the Board of       1996(2)    $        ----          ----        ----         ----              ----
 Director, President and        1995(2)    $        ----          ----        ----         ----              ----
 Chief Financial Officer

(1) The compensation described in the table does not include the cost to the Company of benefits furnished to certain officers, including premiums for health insurance, and other personal benefits provided to such individuals that are extended in connection with the conduct of the Company's business. No executive officer names above received other compensation in excess of the lesser of $50,000 or 10% of such officer's salary and bonus compensation.

(2) Does not include consulting fees paid to affiliates of Mr. Hardy during these years. See "Certain Relationships and Related Transactions", below.

1997 OPTION GRANTS

        The following table sets forth the number, percent of total options granted to named employees, exercise price and duration of options granted to the named executive officers, and the hypothetical gain that would result from assumed annual rates of stock price appreciation over the term of the options.

                                            PERCENT OF
                                              TOTAL                                             POTENTIAL REALIZABLE
                                             OPTIONS                                          VALUE AT ASSUMED ANNUAL
                                            GRANTED TO                                         RATES OF APPRECIATION
                                           EMPLOYEES IN                                           FOR OPTION TERM
                           OPTIONS         FISCAL YEAR         EXERCISE        EXPIRATION
      NAME                 GRANTED            1997              PRICE            DATE            5%          10%
      ----                 -------            ----              -----            ----            --          ---
 Harmon S. Hardy           500,000            50.0%              $1.00           1/31/02       $638,141      $805,255

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Through June 30, 1996 the Company had general administrative functions handled by another company, High Speed Technologies, Inc., which is one hundred percent (100%) owned by Harmon S. Hardy, the President of the Company. In addition, the Company accrued consulting fees to the President of the Company for services performed. As of March 31, 1997 and 1996, funds were due to the President and High Speed Technologies, Inc. totaling $20,228 and $542,538, respectively.



                            STOCK PERFORMANCE CHART

        The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's common stock during the three years ended March 31, 1997 with the cumulative total return of (i) NASDAQ Market Index, and (ii) an SIC Code Index for companies operating steel works and rolling mills. The Company's common stock traded sporadically prior to
March 31, 1995.   The comparison assumes $100 was invested on March 31, 1995 in the Company's common stock and in each of the other indices and assumes reinvestment of dividends. The Company paid no dividends during the three year period.

                     RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors of the Company has selected the firm of Deloitte & Touche as the independent accountants and auditors to examine the financial statements and books and records of the Company for the year ending March 31, 1998 and recommends to the shareholders that such selection be ratified and approved at the meeting. The firm of Deloitte & Touche examined the financial statements of the Company for the year ended March 31, 1997 and is considered by the Board of Directors to be well qualified.

        Representatives of Deloitte & Touche will be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche as independent public accountants of the Company.

        On March 20, 1997, the Company's prior accountant for the 1996 fiscal year, Ernst & Young LLP, (the "1996 Accountant") was dismissed as a result of the engagement on that date of Deloitte & Touche located in the United Kingdom. The 1996 Accountant's report on the financial statements for the prior year did not contain an adverse opinion nor a disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles except as follows: the 1996 Accountant's report on the financial statements for the year ended March 31, 1996 contained an emphasis paragraph as to the Company's ability to continue as a going concern due to recurring losses from operations and a working capital deficiency as of such date. The decision to change accountants from the 1996 Accountant to Deloitte & Touche was approved by the Board of Directors of the Company.

        During the Company's 1996 fiscal year and any subsequent interim reporting period preceding the date of dismissal of the 1996 Accountant, there were no disagreements with the 1996 Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the 1996 Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

        On May 2, 1996, the Company's accountant for the 1995 fiscal year, Ray, Dahl & Associates, L.L.P., (the "1995 Accountant") was dismissed as a result of the engagement on that date of Ernst & Young LLP. The 1995 Accountant's report on the financial statements for the prior two years did not contain an adverse opinion nor a disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles except as follows: the 1995 Accountant's report on the financial statements for the year ended March 31, 1995 contained a qualification as to the Company's ability to continue as a going concern due to recurring losses and a net capital deficiency as of such date. The decision to change accountants from the 1995 Accountant to Ernst & Young LLP was approved by the Board of Directors of the Company.

        During the Company's two most recent fiscal years and any subsequent interim reporting period preceding the date of dismissal of the 1995 Accountant, there were no disagreements with the 1995 Accountant on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the 1995 Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                             STOCKHOLDER PROPOSALS

        In order for stockholder proposals to receive consideration for inclusion in the Company's 1998 Proxy Statement, such proposals must be received at the Company's offices at 4004 Belt Line Road, #107, Dallas, Texas 75244, Attention: Secretary by September 15, 1998.


                            SOLICITATION OF PROXIES

        The Company will pay the expense of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.
The Company has retained Signature Stock Transfer, Inc. to solicit proxies for the meeting from brokers, banks and nominees. For such services the Company has agreed to pay Signature Stock Transfer, Inc. a fee of $500.


                                 OTHER BUSINESS

        The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.



                                        By Order of the Board of Directors



                                        /s/ HARMON S. HARDY, JR.,
                                        -------------------------
                                        Harmon S. Hardy, Jr.,
                                        Secretary

Dallas, Texas
November 10, 1997

                            STELAX INDUSTRIES LTD.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the Notice of Annual General Meeting of Stockholders of Stelax Industries Ltd. (the "Company") which will be held at the Harvey Hotel, 14315 Midway Road, Dallas, Texas on Friday, December 12, 1997, at 10:00 a.m. local time, and the Proxy Statement in connection therewith and (2) appoints Harmon Hardy and Patrick V. Stark, and each of them, his proxy with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned in entitled to vote and act, at the meeting and at any adjournment thereof.

        This proxy will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR the election of directors as contemplated in the Proxy Statement and FOR the appointment of Deloitte & Touche as independent auditors.

        The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

        If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

        Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                        (Continued and to be dated and signed on the other side)

        1. To act upon a proposal to elect the following three persons as directors of the Company to serve in such capacities until the 1998 Annual General Meeting:

                Harmon S. Hardy, Jr., Ruben Grubner and William D. Alexander

                FOR  [ ]        AGAINST  [ ]       WITHHOLD AUTHORITY  [ ]

                ----------------------------------------------------------------
                (IF YOU DO NOT WISH TO VOTE FOR ALL NOMINEES, PLEASE PRINT NAME OF NOMINEE WITH RESPECT TO WHOM AUTHORITY TO VOTE IS WITHHELD)

        2. To act upon a proposal to ratify the appointment of Deloitte & Touche as independent public accountants for the Company.

                FOR  [ ]        AGAINST  [ ]       WITHHOLD AUTHORITY  [ ]

        3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.


                                         Please date this proxy and sign your
                                         name exactly as it appears hereon.
                                         Where there is more than one owner,
                                         each should sign.  When signing as an
                                         attorney, administrator, executor,
                                         guardian or trustee, please add your
                                         title as such.  If executed by a
                                         corporation, the proxy should be
                                         signed by a duly authorized officer.


                                         Dated:                        , 1997
                                                -----------------------

                                         --------------------------------------
                                         Signature of Stockholder


                                         --------------------------------------
                                         Signature of Stockholder


PLEASE MARK, DATE, SIGN AND MAIL YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED.